UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2025

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01Completion of Acquisition or Disposition of Assets.

On April 1, 2025, Village Bank and Trust Financial Corp. (“Village”) and its wholly owned bank subsidiary, Village Bank, completed their previously announced merger with TowneBank. Pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of September 23, 2024, by and among TowneBank, Cardinal Sub, Inc. (“Towne Merger Sub”), Village and Village Bank, and related Plans of Merger (together, the “Merger Agreement”), Towne Merger Sub, a wholly owned subsidiary of TowneBank, merged with and into Village, with Village as the surviving corporation (the “First Step Merger”). Immediately thereafter, Village merged with and into TowneBank (the “Second Step Merger”), and immediately after the Second Step Merger, Village Bank merged with and into TowneBank (collectively with the First Step Merger and Second Step Merger, the “Transaction”).

Upon completion of the First Step Merger, each outstanding share of Village common stock was converted into the right to receive $80.25, without interest, in cash (the “Merger Consideration”), and each share of Village common stock was cancelled and retired. Each Village restricted stock award that was unvested or contingent and outstanding immediately prior to the consummation of the Transaction vested and converted into the right to receive, without interest, the Merger Consideration payable under the Merger Agreement with respect to shares of Village common stock.

The above description of the Transaction and the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this report.

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Transaction, Village no longer fulfills the listing requirements of the Nasdaq Capital Market (“Nasdaq”). On March 31, 2025, Village notified Nasdaq that the Transaction was expected to close on April 1, 2025. Village requested that Nasdaq (i) suspend trading in shares of Village common stock before the opening of trading on April 1, 2025 and (ii) file with the Securities and Exchange Commission (“SEC”) a notification of delisting of Village common stock on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Village common stock is no longer listed on Nasdaq.

TowneBank, as successor to Village, intends to file with the SEC certifications on Form 15 under the Exchange Act to deregister the Village common stock under Section 12(g) of the Exchange Act and suspend Village’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as possible.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03Material Modification to Rights of Security Holders.

As a result of the Transaction, each outstanding share of Village common stock was converted into the right to receive the Merger Consideration.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01Changes in Control of Registrant.

On April 1, 2025, Village was merged with and into TowneBank pursuant to the Merger Agreement, with TowneBank surviving the Transaction.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

All of Village’s directors ceased serving on the Village board of directors as of the effective time of the Transaction. In accordance with the Merger Agreement, Frank E. Jenkins, Jr., a former director of Village, was appointed to the board of directors of TowneBank effective as of the effective time of the Transaction.

James E. Hendricks, Jr., former President and Chief Executive Officer of Village, became a Senior Executive Vice President of TowneBank at the effective time of the Transaction. Mr. Hendricks has entered into an employment agreement with TowneBank, dated September 23, 2024 and effective as of the effective time of the Transaction, that in relevant part amends, restates and supersedes the employment agreement, dated July 28, 2020, between Mr. Hendricks and Village.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon completion of the Transaction, the separate corporate existence of Village ceased. The articles of incorporation of TowneBank, as in effect immediately before the completion of the Transaction, and the bylaws of TowneBank, as in effect immediately before the completion of the Transaction, became the articles of incorporation and bylaws, respectively, of the surviving corporation. Consequently, the articles of incorporation and bylaws of Village ceased to be in effect upon completion of the Transaction.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization, dated as of September 23, 2024, by and among TowneBank, Cardinal Sub, Inc., Village Bank and Trust Financial Corp. and Village Bank (incorporated by reference to Exhibit 2.1 to Village’s Current Report on Form 8-K filed on September 25, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Village agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNEBANK
(as successor to Village Bank and Trust Financial Corp.)

Date: April 1, 2025	By:	/s/ William B. Littreal
William B. Littreal
Senior Executive Vice President
and Chief Financial Officer

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